UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

RALCORP HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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(1) Title of each class of securities to which transaction applies:

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Filed by Ralcorp Holdings, Inc.

Pursuant to Rule 14a-6(b)

of the Securities Exchange Act of 1934

Commission File No.: 1-12619

The following joint press release was issued by ConAgra Foods, Inc. and Ralcorp Holdings, Inc. on January 11, 2013.

CONAGRA FOODS, RALCORP ANNOUNCE EXPIRATION OF

HART-SCOTT-RODINO WAITING PERIOD

OMAHA, NE and ST. LOUIS, MO – January 11, 2013 – ConAgra Foods, Inc. (NYSE: CAG) and Ralcorp Holdings, Inc. (NYSE: RAH) today announced that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, relating to the previously-announced acquisition of Ralcorp by ConAgra Foods, expired on Thursday, January 10, 2013. The expiration of the waiting period satisfies one of the conditions to the consummation of the transaction. The transaction remains subject to certain other closing conditions, including approval by Ralcorp’s shareholders.

About ConAgra Foods, Inc.

ConAgra Foods, Inc., (NYSE: CAG) is one of North America’s leading food companies, with brands in 97 percent of America’s households. Consumers find Banquet®, Chef Boyardee®, Egg Beaters®, Healthy Choice®, Hebrew National®, Hunt’s®, Marie Callender’s®, Orville Redenbacher’s®, PAM®, Peter Pan®, Reddi-wip®, Slim Jim®, Snack Pack® and many other ConAgra Foods brands in grocery, convenience, mass merchandise and club stores. ConAgra Foods also has a strong business-to-business presence, supplying frozen potato and sweet potato products as well as other vegetable, spice and grain products to a variety of well-known restaurants, foodservice operators and commercial customers. For more information, please visit us at http://www.conagrafoods.com.

About Ralcorp Holdings, Inc.

Ralcorp produces a variety of private-brand foods sold under the individual labels of various grocery, mass merchandise and drugstore retailers, and frozen bakery products sold to in-store bakeries, restaurants and other foodservice customers. Ralcorp’s diversified product mix includes: ready-to-eat and hot cereals; nutritional and cereal bars; snack mixes, corn-based chips and extruded corn snack products; crackers and cookies; snack nuts; chocolate candy; salad dressings; mayonnaise; peanut butter; jams and jellies; syrups; sauces; frozen griddle products including pancakes, waffles, and French toast; frozen biscuits and other frozen pre-baked products such as breads and muffins; frozen and refrigerated doughs; dry pasta; and frozen pasta meals. For more information about Ralcorp, visit the Company’s website at www.ralcorp.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on ConAgra Foods’ current expectations and are subject to uncertainty and changes in circumstances. These forward-looking statements include, among others, statements regarding the expected timing of the completion of the transaction. These forward-looking statements may be identified by the use of words such as “expect,” “anticipate,” “believe,” “estimate,” “potential,” “should” or similar words. There is no assurance that the potential transaction will be consummated, and there are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. These risks and uncertainties include the timing to consummate a potential transaction between ConAgra Foods and Ralcorp; the ability and timing to obtain required regulatory approvals and satisfy other closing conditions, including the approval of Ralcorp’s shareholders; and other risks and uncertainties discussed in ConAgra Foods’ filings with the SEC, including its most recent annual report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. Investors and security holders are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. ConAgra Foods disclaims any obligation to update or revise statements contained in this press release to reflect future events or circumstances or otherwise.

Additional Information and Where to Find It

In connection with the proposed transaction, Ralcorp filed a definitive proxy statement with the SEC on December 28, 2012. Ralcorp and ConAgra Foods may file with the SEC other documents regarding the proposed transaction. The definitive proxy statement contains important information about the proposed transaction. RALCORP SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION IN ITS ENTIRETY AND TO READ ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE. The definitive proxy statement was mailed to Ralcorp’s stockholders on or about December 28, 2012. The definitive proxy statement, and any other documents filed by Ralcorp or ConAgra Foods with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, security holders may obtain free copies of the definitive proxy statement from Ralcorp by written or telephonic request directed to Ralcorp Holdings, Inc., 800 Market Street, St. Louis, Missouri 63101, Attention: Corporate Secretary, telephone (314) 877-7046, or on the Investor Relations page of Ralcorp’s corporate website at www.ralcorp.com.

Participants in the Solicitation

Ralcorp and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Ralcorp shareholders in connection with the proposed merger. Information about Ralcorp’s directors and executive officers is set forth in its proxy statement for its 2012 Annual Meeting of Shareholders, which was filed with the SEC on January 13, 2012, and its Annual Report on Form 10-K for the year ended September 30, 2012, which was filed with the SEC on November 29, 2012. These documents are available free of charge at the SEC’s website at www.sec.gov, and by mail at Attention: Investor Relations, 800 Market Street, St. Louis, Missouri 63101, or by going to Ralcorp’s Investor Relations page on its corporate website at www.ralcorp.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed merger is included in the definitive proxy statement filed by Ralcorp with the SEC on December 28, 2012.

Contacts

For ConAgra Foods:

Investor Inquiries

Chris Klinefelter

Vice President, Investor Relations

(402) 240-4154

Media Inquiries

Teresa Paulsen

Vice President, Communication & External Relations

(402) 240-5210

Steven Lipin / Gemma Hart

Brunswick Group

(212) 333-3810

For Ralcorp:

Matt Pudlowski

Director, Business Development

(314) 877-7091

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